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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): September 5, 2001
                                                         -----------------


                               FASTNET CORPORATION
                               -------------------
                 (Exact Name of Registrant Specified in Charter)

       Pennsylvania                    000-29255                  23-2767197
   --------------------          ---------------------         -------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)


      Two Courtney Place,  Suite 130
            3864 Courtney St.                                     08017
       Bethlehem, Pennsylvania
----------------------------------------                 -----------------------
(Address of Principal Executive Offices)                        (Zip Code)




       Registrant's telephone number, including area code: (610) 266-6700
                                                           ---------------


                                 Not Applicable
        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

         On September 5, 2001, FASTNET Corporation, a Pennsylvania corporation ("FASTNET"), entered into a Series A Convertible Preferred Stock Purchase Agreement (the "Purchase Agreement") with several investors (collectively, the "Purchasers"), pursuant to which FASTNET agreed to issue and sell to the Purchasers, and the Purchasers agreed to purchase from FASTNET, an aggregate of 5,494,505 shares of Series A Convertible Preferred Stock, no par value at a purchase price of $0.91 per share (the "Shares"). Additionally, the Purchase Agreement authorized FASTNET to issue warrants to purchase up to an aggregate of 1,373,627 shares of FASTNET's common stock (the "Warrants"). The Purchase Agreement contemplates two closings, each for a portion of the Shares and the Warrants for an aggregate purchase price of $5.0 million. The First Closing occurred on September 5, 2001 and FASTNET received gross proceeds of $2.3 million. The second closing is subject to approval by FASTNET's shareholders and other terms and conditions specified in the Purchase Agreement. The rights, preferences and privileges of the Series A Convertible Preferred Stock are set forth in the Statement with Respect to Shares Fixing Rights, Preferences and Terms of the Series A Convertible Preferred Stock of FASTNET Corporation, filed with the Secretary of the Commonwealth of Pennsylvania and attached as Exhibit
3.1 hereto. The Warrants are subject to the terms and conditions of the Common Stock Purchase Warrant issued by FASTNET.

The press release issued by FASTNET on September 21, 2001 is filed herewith as
Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  Exhibits
                  --------

                  3.1 Statement with Respect to Shares Fixing Rights, Preferences and Terms of the Series A Convertible Preferred Stock of FASTNET, as filed with the Secretary of the Commonwealth of Pennsylvania on September 4, 2001.

                  4.1a     Form of Common Stock Purchase Warrant.

                  4.1b     Form of Common Stock Purchase Warrant.

                  10.1 Series A Convertible Preferred Stock Purchase Agreement, dated as of September 5, 2001, by and among FASTNET Corporation and each of the Purchasers.

                  10.2 Investor Rights Agreement dated as of September 5, 2001, by and among FASTNET Corporation and each of the Purchasers.

                  10.3 Shareholders Agreement dated as of September 5, 2001, by and among FASTNET Corporation and each of the Purchasers.

                  99.1     Press release issued September 21, 2001.



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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FASTNET CORPORATION


                                            By /s/ Stanley F. Bielicki
                                            ------------------------------------
                                            Stanley F. Bielicki
                                            Chief Financial Officer



Dated: October 5, 2001



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                                  EXHIBIT INDEX

Exhibit
Number          Description
------          -----------

3.1 Statement with Respect to Shares Fixing Rights, Preferences and Terms of the Series A Convertible Preferred Stock of FASTNET, as filed with the Secretary of the Commonwealth of Pennsylvania on September 4, 2001.

4.1a              Form of Common Stock Purchase Warrant.

4.1b              Form of Common Stock Purchase Warrant.

10.1 Series A Convertible Preferred Stock Purchase Agreement, dated as of September 5, 2001, by and among FASTNET Corporation and each of the Purchasers.

10.2 Investor Rights Agreement dated as of September 5, 2001, by and among FASTNET Corporation and each of the Purchasers.

10.3 Shareholders Agreement dated as of September 5, 2001, by and among FASTNET Corporation and each of the Purchasers.

99.1              Press release issued September 21, 2001.